                                                                EXHIBIT 99(g)(2)


                             JP Morgan Chase Bank
                         FEE SCHEDULE FOR THE "FUNDS"
                             EFFECTIVE JULY, 2002

FUND ACCOUNTING FEES:

MONEY MARKETS:
Tier One                    5,000,000,000         1.1 bps
Tier Two                   10,000,000,000         0.8 bps
Tier Three                100,000,000,000         0.4 bps
Tier Four          Over 100BN                    0.25 bps

FIXED INCOME:
Tier One                   10,000,000,000           1 bps
Tier Two                   20,000,000,000        0.75 bps
Tier Three                 30,000,000,000         0.5 bps
Tier Four          Over 30BN                     0.25 bps

DOMESTIC EQUITY:
Tier One                   10,000,000,000         1.2 bps
Tier Two                   20,000,000,000         0.5 bps
Tier Three                 30,000,000,000         0.4 bps
Tier Four          Over 30BN                     0.25 bps

INTERNATIONAL FUNDS:
Tier One                   10,000,000,000           3 bps
Tier Two           Over 10BN                      2.5 bps

EMERGING MARKETS:
Tier One                   10,000,000,000           4 bps
Tier Two           Over 10BN                        3 bps

COMMINGLED FUND FEES - US:
Included in existing categories

COMMINGLED FUND FEES - INTERNATIONAL:
Included in existing categories

OTHER FEES:
Minimums:         US Equity                                   $20,000
                  US Fixed Income                             $25,000
                  Money Markets                               $10,000
                  International / Emerging Markets            $55,000
                  Share Class                                 $10,000
                  Multi-Manager (per manager)                 $ 6,000

SAFEKEEPING FEES:

                                                   BPS           Trades
                                              -------------------------------
Argentina                                              25.00       100.00
                                              -------------------------------
Australia                                               5.00        50.00
                                              -------------------------------
Austria                                                 8.00        50.00
                                              -------------------------------
Bahrain                                                60.00       150.00
                                              -------------------------------
Bangladesh                                             60.00       150.00
                                              -------------------------------
Belgium                                                 5.00        50.00
                                              -------------------------------
Bermuda                                                20.00        75.00
                                              -------------------------------
Botswana                                               60.00       150.00
                                              -------------------------------
Brazil                                                 15.00        58.00
                                              -------------------------------
Bulgaria                                               35.00        75.00
                                              -------------------------------
Canada (RBC)                                            3.00        25.00
                                              -------------------------------
Chile                                                  35.00        75.00
                                              -------------------------------
China                                                  25.00        75.00
                                              -------------------------------
Colombia                                               40.00       100.00
                                              -------------------------------
Costa Rica                                             60.00       150.00
                                              -------------------------------
Croatia                                                40.00       115.00
                                              -------------------------------
Cyprus                                                 60.00       150.00
                                              -------------------------------
Czech Republic                                         40.00        90.00
                                              -------------------------------
Denmark                                                 4.00        50.00
                                              -------------------------------
ECU                                                     1.50        24.00
                                              -------------------------------
Ecuador                                                50.00       100.00
                                              -------------------------------
Egypt                                                  40.00        75.00
                                              -------------------------------
Estonia                                                35.00        75.00
                                              -------------------------------
Euroclear/Cedel                                         1.50        24.00
                                              -------------------------------
Euro CDs                                                2.00        25.00
                                              -------------------------------
Finland                                                 5.25        50.00
                                              -------------------------------
France                                                  4.75        47.00
                                              -------------------------------
Germany                                                 2.50        27.00
                                              -------------------------------
Ghana                                                  60.00       150.00
                                              -------------------------------
Greece                                                 40.00        75.00
                                              -------------------------------
Hong Kong                                               4.00        50.00
                                              -------------------------------
Hungary                                                40.00       100.00
                                              -------------------------------
India (Deutsche)                                       40.00        45.00
                                              -------------------------------
India (HSBC)                                           40.00        50.00
                                              -------------------------------
Indonesia                                              10.00        75.00
                                              -------------------------------
Ireland                                                 7.00        45.00
                                              -------------------------------
Israel                                                 50.00       100.00
                                              -------------------------------
Italy                                                   5.25        50.00
                                              -------------------------------
Ivory Coast                                             3.00       100.00
                                              -------------------------------
Jamaica                                                11.00        70.00
                                              -------------------------------

                                                   BPS           Trades
                                              -------------------------------
Japan                                                   2.75        25.00
                                              -------------------------------
Jersey                                                 60.00       150.00
                                              -------------------------------
Jordan                                                 50.00       100.00
                                              -------------------------------
Kenya                                                  60.00       150.00
                                              -------------------------------
Korea                                                  20.00        48.00
                                              -------------------------------
Latvia                                                 20.00       115.00
                                              -------------------------------
Lebanon                                                50.00       140.00
                                              -------------------------------
Lithuania                                              35.00       140.00
                                              -------------------------------
Luxembourg                                              3.00        55.00
                                              -------------------------------
Malaysia                                                8.00        75.00
                                              -------------------------------
Mauritius                                              60.00       150.00
                                              -------------------------------
Mexico                                                  6.00        42.00
                                              -------------------------------
Morocco                                                50.00       150.00
                                              -------------------------------
Namibia                                                60.00       150.00
                                              -------------------------------
Nepal                                                  60.00       150.00
                                              -------------------------------
Netherlands                                             5.00        50.00
                                              -------------------------------
New Zealand                                             2.00        47.00
                                              -------------------------------
Nigeria                                                60.00       150.00
                                              -------------------------------
Norway                                                  6.00        50.00
                                              -------------------------------
Oman                                                   35.00       130.00
                                              -------------------------------
Pakistan                                               30.00       150.00
                                              -------------------------------
Peru                                                   50.00       100.00
                                              -------------------------------
Philippines                                            15.00        83.00
                                              -------------------------------
Poland                                                 40.00       150.00
                                              -------------------------------
Portugal                                               25.00        83.00
                                              -------------------------------
Romania                                                40.00       115.00
                                              -------------------------------
Russia                                                 25.00       100.00
                                              -------------------------------
Singapore                                               4.00        50.00
                                              -------------------------------
Slovakia                                               40.00       100.00
                                              -------------------------------
Slovenia                                               35.00       100.00
                                              -------------------------------
South Africa                                            5.00        50.00
                                              -------------------------------
Spain                                                   7.75        50.00
                                              -------------------------------
Sri Lanka                                              20.00       100.00
                                              -------------------------------
Swaziland                                              60.00       150.00
                                              -------------------------------
Sweden                                                  5.00        50.00
                                              -------------------------------
Switzerland                                             6.00        75.00
                                              -------------------------------
Taiwan                                                 13.00       100.00
                                              -------------------------------
Thailand                                               15.00        63.00
                                              -------------------------------
Tunisia                                                60.00       150.00
                                              -------------------------------
Turkey                                                 20.00        75.00
                                              -------------------------------
United Kingdom                                          1.00        25.00
                                              -------------------------------
United States                                           0.10         7.50
                                              -------------------------------
Uruguay                                                60.00       150.00
                                              -------------------------------

                                                   BPS           Trades
                                              -------------------------------
Venezuela                                              35.00       100.00
                                              -------------------------------
Vietnam                                                60.00       150.00
                                              -------------------------------
Zambia                                                 60.00       150.00
                                              -------------------------------
Zimbabwe                                               50.00       115.00
                                              -------------------------------

This fee schedule will be in effect for a period of 2 years. New markets added, or additional services required that are not included in this schedule will be negotiated separately and added to this schedule as the need arises.

Signed on behalf of:

J.P. Morgan Funds
J.P. Morgan Institutional Funds
J.P. Morgan Series Trust
J.P. Morgan Series Trust II
Mutual Fund Group
Fleming Mutual Fund Group
Mutual Fund Select Group
Mutual Fund Select Trust
Mutual Fund Variable Annuity Trust
Mutual Fund Investment Trust                         JPMorgan Chase Bank


-------------------------                   -------------------------
David Wezdenko                              Ann M. Osti
Vice President                              Vice President
Date:                                       Date:
      -------------------                         -------------------